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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Earliest Event Reported:  July 27, 1999


                                  DYNEGY INC.
             (Exact Name of Registrant As Specified In Its Charter)



           Delaware                   1-11156                 94-3248415
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                 Identification Number)


                          1000 Louisiana, Suite 5800
                             Houston, Texas  77002
                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                (713) 507-6400
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ITEM 5:  OTHER EVENTS

         On July 27, 1999, Dynegy Inc. ("Dynegy") issued a press release announcing its 1999 second-quarter results. A copy of Dynegy's press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS - Not applicable.

         (b) PRO-FORMA FINANCIAL INFORMATION - Not applicable.

         (c) EXHIBITS -

             99.1 Press Release dated July 27, 1999.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DYNEGY INC.


                                    By:   /s/ Lisa Q. Metts
                                       -----------------------------------
                                              Lisa Q. Metts
                                              Assistant General Counsel


DATE:  July 27, 1999

                                       3
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                                 EXHIBIT INDEX


EXHIBIT                                                 SEQUENTIALLY
NUMBER                 DESCRIPTION                      NUMBERED PAGE
------                 -----------                      -------------

99.1            Press Release dated July 27, 1999             5

                                       4